UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2008

ITRONICS INC.

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                               Texas                                             33-18582                                     75-2198369

              (State or other jurisdiction                          (Commission File                               (IRS Employer

                    of incorporation)                                        Number)                                    Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada               89509

                 (Address of Principal Executive Offices)                                       Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company has announced today that it has been sued by AJW Partners, LLC, New Millenium Capital Partners II, LLC, AJW Offshore, Ltd., AJW Qualified Partners, LLC, and AJW Master Fund, Ltd. (collectively, the "plaintiffs"), alleging a breach of contract and other claims concerning certain agreements the Company has with those parties. The Company plans to vigorously defend these allegations and assert various counter-claims that it has against those plaintiffs.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: October 28, 2008                                                      By: /S/ John W. Whitney

                                                                                                John W. Whitney

                                                                                                President, Treasurer and Director

                                                                                                (Principal Executive and Financial

                                                                                                Officer)